UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 14, 2026
Date of Report (Date of earliest event reported)

Essential Properties Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38530	82-4005693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Vaughn Drive, , Suite 202
Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(609) 436-0619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	EPRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 14, 2026, Essential Properties Realty Trust, Inc. (the “Company”), through its operating partnership Essential Properties, L.P., entered into an eighth amendment to the Company’s Amended and Restated Credit Agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, and the lenders party thereto, predominantly in relation to the Revolving Credit Facility thereunder. After giving effect to such amendment, the Credit Agreement provides for an increase in the commitments under the Revolving Credit Facility from $1.0 billion to $1.3 billion. Among other things, the amendment also: (i) reduced the pricing set forth in the margin grid for the Revolving Credit Facility and term loans under the Credit Agreement, (ii) released the Subsidiary Guarantors from their respective Guarantee Obligations and as Loan Parties under the Credit Agreement and related Loan Documents, and (iii) reset the accordion feature in the Credit Agreement to permit $700.0 million of availability thereunder. In connection with the amendment, the Company repaid in full its obligations under its Capital One Credit Agreement and terminated such agreement.

The description of the Credit Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Eighth Amendment to Amended and Restated Credit Agreement, dated as of September 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2026	ESSENTIAL PROPERTIES REALTY TRUST, INC.

	By:	/s/ Robert W. Salisbury
Robert W. Salisbury
Executive Vice President, Chief Financial Officer, Chief Strategy Officer and Secretary